IXIS CASH MANAGEMENT TRUST - MONEY MARKET SERIES

Supplement dated December 12, 2005 to IXIS Cash Management Trust - Money Market
 Series Statement of Additional Information, dated September 1, 2005, as may be revised and supplemented from time to time

Effective as of the close of business on November 18, 2005, Sandra O. Moose became the sole chairperson of the Board of Trustees. In addition, John A. Shane, previously a member of the Contract Review and Governance Committee, became a member of the Audit Committee. Accordingly, the lists of the members of the Audit Committee and the Contract Review and Governance Committee in the sub-section "Standing Board Committees" within the section "Management of the Trust" are amended and restated as follows:

         Audit Committee                   Contract Review and Governance Committee
         ---------------                   ----------------------------------------
         Daniel M. Cain - Chairman         Kenneth J. Cowan - Chairman
         John A. Shane                     Graham T. Allison, Jr.
         Cynthia L. Walker                 Charles D. Baker
                                           Edward A. Benjamin
                                           Paul G. Chenault
                                           Richard Darman

     As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Effective as of the close of business on November 18, 2005, the fee schedule for compensating Independent Trustees changed as follows:

     The Trusts pay no compensation to its officers or to its trustees who are Interested Trustees.

     Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee receives a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attends in person and $3,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Committee member is compensated $4,000 for each Committee meeting that he or she attends in person and $2,000 for each committee meeting that he or she attends telephonically. Effective January 1, 2006, the compensation for each Audit Committee member will increase to $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting he or she attends telephonically. These fees are allocated among the mutual fund portfolios in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio. In addition, for oversight of the AEW Real Estate Income Fund, a closed-end fund advised by AEW Management and Advisors, L.P., an affiliate of IXIS Advisors and Loomis Sayles, each Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees for the AEW Real Estate Income Fund assume four Committee meetings per year. Each Trustee of the AEW Real Estate Income Fund is compensated $200 per Committee meeting that he or she attends in excess of four per year. The Chairperson of the Board receives an annual retainer of $200,000, but does not receive any committee or meeting fees.

                                                                      SP288-1205